THE COMMUNITY DEVELOPMENT FUND

Supplement dated July 25, 2019 to the
Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

Effective immediately, the Prospectus and SAI are hereby amended and supplemented as follows:

1.	In the “Investment Sub-Adviser” section of the Prospectus and the “The Sub-Adviser” section of the SAI, the first paragraph is hereby deleted and replaced with the following:

MetLife Investment Management, LLC, a Delaware limited liability company founded in 2006, serves as the investment sub-adviser to the Fund. The Sub-Adviser’s principal place of business is located at One MetLife Way, Whippany, New Jersey 07981.  The Sub-Adviser is a wholly owned subsidiary of MetLife, Inc. (“MetLife”), a publicly held company. The Sub-Adviser selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board. As of December 31, 2018, the Sub-Adviser had approximately $461 billion in assets under management.

2.	On the last page of the Prospectus, the “Investment Sub-Adviser” disclosure is hereby deleted and replaced with the following:

MetLife Investment Management, LLC
One MetLife Way
Whippany, New Jersey 07981

3.	All other references to “Logan Circle Partners L.P.” are hereby deleted and replaced with “MetLife Investment Management, LLC.”

Please retain this supplement for future reference.